UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  February 10, 2014
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THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 10, 2014, GlaxoSmithKline plc (GSK) submitted a regulatory application to the China Food and Drug Administration (CFDA) for the once-daily combination medicine of an inhaled corticosteroid, fluticasone furoate “FF” and a long-acting beta2-agonist (LABA), vilanterol “VI” (FF/VI) administered using the ELLIPTA®, a new dry powder inhaler (DPI) for the following indications:

Asthma (100/25mcg and 200/25mcg): The maintenance treatment of asthma

COPD (100/25mcg): The maintenance treatment of airflow obstruction in patients with chronic obstructive pulmonary disease (COPD) including chronic bronchitis and/or emphysema and to reduce exacerbations of COPD in patients with an exacerbation history.

FF/VI has been developed under the LABA collaboration agreement between Glaxo Group Limited and Theravance, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: February 10, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer